Subsequent events	12 Months Ended
Dec. 31, 2022
Subsequent events
Subsequent events

32. Subsequent events

On January 12, 2023, the Group acquired 100% of the voting interest in Aforoa Ltd, a Cyprus based provider of software solutions which use AI, Machine Learning and Computer Vision to collect and analyze data from live sports streams and videos. The purchase price included a cash consideration of €5.3 million and deferred purchase price as well as contingent cash consideration of up to €2.2 million. The Group is in the process of preparing the purchase price allocation therefore information on goodwill to be recognized and acquisition date fair value of significant assets and liabilities is not available.